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                                                                    Exhibit 4.10


                              CERTIFICATE OF TRUST
                                       OF
                               PEC FUNDING TRUST I



         THIS CERTIFICATE OF TRUST of PEC Funding Trust I (the "TRUST"), dated as of March 12, 2002, is being duly executed and filed by the undersigned, as trustees, with the Secretary of State of the State of Delaware to form a business trust under the Delaware Business Trust Act (12 DEL. CODE SS.3801 ET SEQ.).

         1. NAME. The name of the business trust being formed hereby is "PEC Funding Trust I."

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Bank One Delaware Inc., Three Christina, 201 North Walnut Street, Wilmington, Delaware 19801.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective at the time of its filing with the Secretary of State of the State of Delaware.

         4. COUNTERPARTS. This Certificate of Trust may be executed in one or more counterparts.




                           [SIGNATURE PAGE TO FOLLOW]


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         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust at the time of filing of this Certificate of Trust, have executed this Certificate of Trust as of the date first above written.

                              Bank One Delaware Inc., not in
                              its individual capacity but
                              solely as trustee,
                              as Delaware Trustee

                              By:  /s/  CHRIS HOLLY
                                 -------------------------------------------
                                 Name:  Chris Holly
                                 Title: Vice President


                              Bank One Trust Company, National Association, not in its individual capacity but solely as trustee as Property Trustee


                              By:  /s/  CHRIS HOLLY
                                 -------------------------------------------
                                 Name:  Chris Holly
                                 Title: Vice President


                              Thomas A. Nardi,
                              as Administrative Trustee

                                   /s/  THOMAS A. NARDI
                              ----------------------------------------------


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